                           PURCHASE AND SALE CONTRACT

                                     BETWEEN



                    U.S. REALTY PARTNERS LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP,



                                    AS SELLER






                                       AND




                          TWIN LAKES ASSOCIATES, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP,



                                  AS PURCHASER

                                TABLE OF CONTENTS


                                                                                                             PAGE
                                                                                                             ----
ARTICLE 1     DEFINED TERMS...................................................................................1

ARTICLE 2     PURCHASE AND SALE OF PROPERTY...................................................................4

ARTICLE 3     PURCHASE PRICE..................................................................................4

ARTICLE 4     FINANCING.......................................................................................4

ARTICLE 5     TITLE AND SURVEY................................................................................5

ARTICLE 6     CLOSING.........................................................................................5

ARTICLE 7     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER AND THE PURCHASER.......................7

ARTICLE 8     CONDITIONS PRECEDENT TO CLOSING.................................................................9

ARTICLE 9     POSSESSION.....................................................................................10

ARTICLE 10    TERMINATION OPTION.............................................................................10

ARTICLE 11    RISK OF LOSS OR CASUALTY.......................................................................10

ARTICLE 12    LEAD-BASED PAINT DISCLOSURE....................................................................11

ARTICLE 13    EMINENT DOMAIN.................................................................................12

ARTICLE 14    MISCELLANEOUS..................................................................................12

ARTICLE 15    OPERATION OF THE PROPERTY......................................................................16

EXHIBITS

         A          LEGAL DESCRIPTION OF LAND

         6.2.1.1    FORM OF DEED

         6.2.1.2    FORM OF BILL OF SALE

         6.2.1.3    FORM OF GENERAL ASSIGNMENT

         6.2.1.4    FORM OF RELEASE AND ASSUMPTION AGREEMENT

         12         FORM OF LEAD-BASED PAINT DISCLOSURE

                           PURCHASE AND SALE CONTRACT

         THIS PURCHASE AND SALE CONTRACT (this "PURCHASE CONTRACT") is entered into September __, 2004 by and between U.S. REALTY PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership, having a principal address at c/o Apartment Investment and Management Company, Stanford Place 3, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (the "SELLER") and TWIN LAKES ASSOCIATES, L.P., a Delaware limited partnership, having a principal address at c/o Apartment Investment and Management Company, Stanford Place 3, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (the "PURCHASER").

         NOW, THEREFORE WITNESSETH: That for and in consideration of Ten Dollars ($10.00) is hand paid by the Purchaser to the Seller and the mutual covenants and agreements herein after set forth, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Purchaser hereby agree as follows:

                                    RECITALS

R-1 The Seller holds fee simple title to the land described in Exhibit A attached hereto and made a part hereof.

R-2 Subject to Section 8.3 and ARTICLE 10 hereof, the Purchaser desires to purchase and the Seller has agreed to sell such land, together with improvements and certain associated property, defined below as the "Property", on the terms and conditions set forth in this Purchase Contract (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the Closing Date (as hereinafter defined) the Property will be conveyed by Deed (as hereinafter defined) to the Purchaser.

R-3 The Purchaser has agreed to pay to the Seller the Purchase Price for the Property, and the Seller has agreed to sell the Property to the Purchaser on the terms and conditions set forth in this Purchase Contract.

                                   ARTICLE 1
                                  DEFINED TERMS

     1.1 Unless otherwise defined herein, terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this ARTICLE 1 below.

         1.1.1 "ASSUMED INDEBTEDNESS" means any and all indebtedness (including, principal and accrued and unpaid interest) outstanding under the Note and secured by the Mortgage as of the Closing Date assumed by the Purchaser.

         1.1.2 "BUSINESS DAY" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the state in which the Land is located.

         1.1.3 "CLOSING" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract, in accordance with the terms and conditions of this Purchase Contract.

         1.1.4 "CLOSING DATE" means the date on which the Closing is required to be held under the terms and conditions of this Purchase Contract.

         1.1.5 "DEED" means a limited or special warranty deed or equivalent deed customarily used in the applicable jurisdiction.

         1.1.6 "EXCLUDED PERMITS" means those Permits, which, under applicable law or by their terms, are nontransferable.

         1.1.7 "EFFECTIVE DATE" means the date this Purchase Contract has been fully executed by both Seller and Purchaser as indicated by the latest date opposite the signatures herein of Seller and Purchaser.

         1.1.8 "FIXTURES AND TANGIBLE PERSONAL PROPERTY" means all fixtures, furniture, furnishings, fittings, equipment, machinery (including all computers, software, programs and other data relating to the ownership and operation on the Property), apparatus, appliances and other articles of tangible personal property now located on the Land or in the Improvements as of the Effective Date (or hereafter acquired by the Seller prior to the Closing Date) and used or usable in connection with any present or future occupation or operation of all or any part of the Property, but only to the extent transferable.

         1.1.9 "IMPROVEMENTS" means all buildings and improvements located on the Land taken "as is".

         1.1.10 "LAND" means all of those certain tracts of land described on Exhibit A attached hereto, and all rights, privileges and appurtenances pertaining thereto.

         1.1.11 "LEASE(S)" means all rights and interests of the Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Effective Date for the Property or thereafter as permitted in ARTICLE 15.

         1.1.12 "LOAN DOCUMENTS" shall mean all agreements or other instruments evidencing the Assumed Indebtedness, including without limitation, the Mortgage and the Note.

         1.1.13 "MANAGEMENT CONTRACT" means that certain agreement between the Seller and Manager pertaining to the Land and Improvements.

         1.1.14 "MANAGER" means AIMCO Properties, L.P., a Delaware limited partnership, or one of its affiliates.

         1.1.15 "MISCELLANEOUS PROPERTY ASSETS" means all contract rights; leases; concessions; warranties; plans; drawings; the residual receipts account; any capital replacement, repair or other reserves held by the Seller or any other party on behalf of or for the benefit of the

Seller, with respect to the Property; receivables; cash or other funds, whether in petty cash or house banks, or on deposit in bank accounts or in transit for deposit; refunds, rebates or other claims, or any interest thereon; utility and similar deposits; insurance or other prepaid items; the Seller's books and records; escrows held by the Mortgagee for real property taxes, insurance and mortgage insurance premiums; the Management Contract; and other items of intangible personal property relating to the ownership or operation of the Property and owned by the Seller, but only to the extent transferable, excluding, however, (i) Property Contracts, (ii) Leases, (iii) Permits, and (iv) Fixtures and Tangible Personal Property which shall be transferred to the Purchaser as hereinafter provided.

         1.1.16 "MORTGAGE" means that certain mortgage, deed of trust or other first in priority encumbrance upon the Property made by the Seller or its predecessor in interest in favor of the Mortgagee or its predecessor in interest recorded in the real estate, mortgage or land records of the county in which the Land is located.

         1.1.17 "MORTGAGEE" means the current holder of record of the Mortgage and the Note.

         1.1.18 "NOTE" means that certain promissory note made by the Seller or its predecessor in interest in favor of the Mortgagee or its predecessor in interest which is secured by the Mortgage.

         1.1.19 "PERMITS" means all licenses and permits granted by governmental authorities having jurisdiction over the Property owned by the Seller and required in order to own and operate the Property.

         1.1.20 "PERMITTED EXCEPTIONS" means those exceptions or conditions permitted to encumber or affect the title to the Property in accordance with the provisions of Section 5.2.

         1.1.21 "PROPERTY" means the Land and Improvements and all rights of the Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of the Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the centerline thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway;
(iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Land and Improvements, together with all Fixtures and Tangible Personal Property, all Property Contracts and Leases, Permits other than Excluded Permits and the Miscellaneous Property Assets owned by the Seller which are located on the Property and used in its operation.

         1.1.22 "PROPERTY CONTRACTS" means all purchase orders, maintenance, service, or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of the Property, but only to the extent transferable and shall also mean any third party maintenance, service, marketing or other contract relating to the Property which the Seller is obligated to cause successors-in-interest to enter into upon purchase of the Property.

         1.1.23 "PURCHASE CONTRACT" means this Purchase and Sale Contract by and between the Seller and the Purchaser.

         1.1.24 "PURCHASE PRICE" shall have the meaning ascribed thereto in
Section 3.1.

                                    ARTICLE 2
                          PURCHASE AND SALE OF PROPERTY

     2.1 The Seller agrees to sell and convey the Property to the Purchaser and the Purchaser agrees to purchase the Property from the Seller in accordance with the terms and conditions set forth in this Purchase Contract.

                                   ARTICLE 3
                                 PURCHASE PRICE

     3.1 The total purchase price ("PURCHASE PRICE") for the Property shall be ELEVEN MILLION TWO-HUNDRED TEN THOUSAND FOUR-HUNDRED SEVENTY-TWO AND NO/100 DOLLARS ($11,210,472.00), which amount shall be paid by Purchaser at Closing as follows:

         3.1.1 In connection with Purchaser's assumption of the Loan Documents, Purchaser shall receive a credit against the Purchase Price in the amount of the outstanding principal balance of and accrued but unpaid interest on the Note.

         3.1.2 Purchaser shall pay to Seller the balance of the Purchase Price for the Property in cash or other immediately available funds.

                                   ARTICLE 4
                                    FINANCING

     4.1 Notwithstanding any provision of this Purchase Contract to the contrary, neither party hereto shall be required to consummate the transactions contemplated hereby if the Purchaser does not have adequate cash or financing commitments to pay all or any portion of the Purchase Price pursuant to the provisions hereof.

     4.2 The Purchaser intends to assume the obligations under the Loan Documents and the Assumed Indebtedness at Closing. The Seller and the Purchaser shall cooperate in preparation and submission of a request for approval of transfer of the Property and assumption of Assumed Indebtedness, requesting Mortgagee's approval of the conveyance of the Property to the Purchaser in accordance with the terms of this Purchase Contract to the extent required, and if so required, each shall cooperate fully in providing information reasonably requested by Mortgagee in connection with its consideration thereof. The cost of any transfer or assumption application (and the cost of receiving approval thereof) and any physical inspection report required thereby shall be borne by the Purchaser.

                                   ARTICLE 5
                                     TITLE

     5.1 The Purchaser may cause title to the Property to be examined at its sole cost and expense.

     5.2 The Purchaser agrees to accept title to the Land and Improvements and the Deed of conveyance pursuant to this Purchase Contract shall be subject to the following, all of which shall be deemed "PERMITTED EXCEPTIONS" and the Purchaser agrees to accept the Deed and title subject thereto:

         5.2.1 All exceptions shown on any title examination which the Purchaser obtains;

         5.2.2 All Leases;

         5.2.3 Real estate and property taxes; and

         5.2.4 The Mortgage and any ancillary security documents in connection therewith, if any.

                                   ARTICLE 6
                                    CLOSING

     6.1 DATES, PLACES OF CLOSING AND CLOSING COSTS

         6.1.1 The Closing Date shall be December 31, 2004, or such earlier date as the parties may otherwise agree. The Seller, the Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding any provision of this Purchase Contract to the contrary, the Purchaser shall have the right to extend the Closing Date in its sole discretion for up to two hundred seventy
(270) days after December 31, 2004. Notwithstanding any provision of this Agreement to the contrary, however, the consummation of the transactions contemplated hereby will be effective as of December 31, 2004 for all purposes, including without limitation, for all allocations of profit and loss for tax purposes, except that partners of the Seller will be entitled to retain all distributions paid to them by the Seller on and after December 31, 2004 and prior to the Closing.

         6.1.2 The Purchaser and Seller shall pay the cost of transfer taxes, sales, use and excise taxes, and recording costs with respect to the Closing in accordance with local custom in the state where the Property is located. The provisions of this Section shall survive the Closing.

     6.2 ITEMS TO BE DELIVERED PRIOR TO OR AT CLOSING

         6.2.1 THE SELLER. At Closing, the Seller shall deliver to the Purchaser, each of the following items, as applicable (except to the extent such delivery is waived by the Purchaser):

               6.2.1.1 The Deed in the form attached as Exhibit 6.2.1.1 to the Purchaser with a legal description of the Land identical to that of the deed vesting title into the Seller. The acceptance of the Deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on the Seller's part to be performed under this

Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.

               6.2.1.2 A Bill of Sale without recourse or warranty in the form attached as Exhibit 6.2.1.2 covering all Property Contracts, Leases, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to the Purchaser with respect to such Property.

               6.2.1.3 A General Assignment (to the extent assignable and in force and effect) without recourse or warranty in the form attached as Exhibit
6.2.1.3 of all of the Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents.

               6.2.1.4 A Release and Assumption Agreement relating to the Loan Documents in the form attached as Exhibit 6.2.1.4, or such other documents as Mortgagee shall require.

               6.2.1.5 A closing statement executed by the Seller.

               6.2.1.6 A certification of the Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

               6.2.1.7 Except for the items expressly listed herein to be delivered at Closing, delivery of any other required items including, without limitation, leases, property contracts, lease files, keys, and books and records (in each case in Seller's possession and control), shall be deemed made by the Seller to the Purchaser, if the Seller leaves such documents at the Property in their customary place of storage or in the custody of the Purchaser's representatives.

               6.2.1.8 Such other documents as are reasonably necessary to consummate the transactions herein contemplated in accordance with the terms of this Purchase Contract.

         6.2.2 THE PURCHASER. At Closing, the Purchaser shall deliver to the Seller the following items with respect to the Property being conveyed at such Closing (except to the extent such delivery is waived by the Seller):

               6.2.2.1 The Purchase Price less a credit for the outstanding principal balance due under the Note, as provided above in Section 3.1.

               6.2.2.2 A closing statement executed by the Purchaser.

               6.2.2.3 A countersigned counterpart of the Bill of Sale in the form attached as Exhibit 6.2.1.2 to effect an assumption of Seller's obligations under all Property Contracts, Leases, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property.

               6.2.2.4 A countersigned counterpart of the General Assignment in the form attached as Exhibit 6.2.1.3 to effect an assumption of Seller's obligations under the Miscellaneous Property Assets.

               6.2.2.5 A countersigned counterpart of the Release and Assumption Agreement in the form attached as Exhibit 6.2.1.4 and/or countersigned counterparts of such documents as Mortgagee shall require to evidence the assumption of the Loan Documents by Purchaser.

               6.2.2.6 Such other documents as are reasonably necessary to consummate the transactions herein contemplated in accordance with the terms of this Purchase Contract.

                                   ARTICLE 7

                REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                            SELLER AND THE PURCHASER

         7.1 REPRESENTATIONS AND WARRANTIES OF THE SELLER

               7.1.1 For the purpose of inducing the Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, the Seller represents and warrants to the Purchaser the following as of the Effective Date and as of the Closing Date:

               7.1.1.1 The Seller is lawfully and duly organized, and in good standing under the laws of the state of its formation, and subject to consents and approvals required from the Mortgagee (as described in ARTICLE 8), the Seller shall at the Closing have the power and authority to sell and convey the Property and to execute the documents to be executed by the Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any purchase contract or other agreement or instrument to which the Seller is a party or by which the Seller is otherwise bound.

               7.1.1.2 The Seller holds title to the Property, including all real property contained therein required to be sold to the Purchaser, subject only to the Permitted Exceptions.

               7.1.1.3 The Seller has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission or lien or claim against the Property.

         7.1.2 Except for the representations and warranties expressly set forth above in Section 7.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchaser represents and warrants that as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies, reports, investigations and inspections as it deems appropriate in connection with the Property.

If the Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, the Purchaser and the Seller agree that the Seller has done so or shall do so only for the convenience of both parties, the Purchaser shall not rely thereon and the reliance by the Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against the Seller, the Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. The Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by the Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. The Purchaser hereby releases the Seller from any and all claims and liabilities relating to the foregoing matters.

         7.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

               7.2.1 For the purpose of inducing the Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, the Purchaser represents and warrants to the Seller the following as of the Effective Date and as of the Closing Date:

               7.2.2 With respect to the Purchaser and its business, the Purchaser represents and warrants, in particular, that:

                     7.2.2.1 The Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

                     7.2.2.2 The Purchaser, acting through any of its or their duly empowered and authorized officers, joint venturers, partners, managers, or members has the power and authority to enter into this Purchase Contract, to execute and deliver this Purchase Contract, and to perform its obligations hereunder; and no consent of any of the Purchaser's officers, joint venturers, partners, managers, or members are required to so empower or authorize the Purchaser.

                     7.2.2.3 Neither the execution nor the delivery of this Purchase Contract, nor the consummation of the purchase and sale contemplated hereby, conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which the Purchaser is a party or is otherwise bound.

                     7.2.2.4 The Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission or lien or claim against the Property.

                                   ARTICLE 8
                         CONDITIONS PRECEDENT TO CLOSING

         8.1 The Purchaser's obligation to close under this Purchase Contract shall be subject to and conditioned upon the fulfillment in all material respects of each and all of the following conditions precedent (except to the extent waived by the Purchaser):

               8.1.1 All of the documents required to be delivered by the Seller to the Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to the Purchaser.

               8.1.2 Each of the representations and warranties of the Seller contained herein shall be true in all material respects as of the Closing Date.

               8.1.3 The Seller shall have complied with, fulfilled and performed, in each case in all material respects, each of the covenants, terms and conditions to be complied with, fulfilled or performed by the Seller hereunder.

               8.1.4 Mortgagee shall have issued approval of conveyance of the Property to the Purchaser and the assumption of the Loan Documents, all on terms and conditions reasonably acceptable to the Purchaser.

               8.1.5 Consent or approvals of any federal or state authorities having jurisdiction over the Property, to the extent required shall have been obtained.

               8.1.6 Notwithstanding anything to the contrary, there are no other conditions on the Purchaser's obligation to Close except as expressly set forth above.

         8.2 Without limiting any of the rights of the Seller elsewhere provided for in this Purchase Contract, the Seller's obligation to close with respect to conveyance of the Property under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent (except to the extent waived by the Seller):

               8.2.1 The Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time.

               8.2.2 The Purchaser shall have complied with, fulfilled and performed, in each case in all material respects, each of the covenants, terms and conditions complied with, fulfilled or performed by the Purchaser hereunder.

               8.2.3 The Seller shall have received all consents and approvals to the consummation of the transactions contemplated hereby (a) of the Seller's partners, (b) that are required by law, or (c) that are required by the partnership agreement, as amended, governing the Seller.

               8.2.4 The limited partners of Seller holding a majority of the units of the limited partnership not owned by the general partner of Seller or any affiliates of such general partner have not objected to the transactions contemplated hereby.

               8.2.5 The Mortgagee shall have issued approval of the conveyance of the Property to the Purchaser and the release of the Seller from and assumption by the Purchaser of the Loan Documents on terms and conditions reasonably acceptable to the Seller.

               8.2.6 Consent or approvals of any federal or state authorities having jurisdiction over the Property, to the extent required shall have been obtained.

                                   ARTICLE 9
                                   POSSESSION

         9.1 Possession of the Property subject to the Permitted Exceptions and the Leases shall be delivered to the Purchaser at the Closing.

                                   ARTICLE 10
                               TERMINATION OPTION

               10.1 At any time prior to Closing, either party may terminate this Purchase Contract, in each case acting in their sole discretion and for any reason or no reason, upon written Notice (as hereinafter defined). In such case, this Purchase Contract and the transactions contemplated hereby shall be terminated without liability on the part of either party hereto.

                                   ARTICLE 11
                            RISK OF LOSS OR CASUALTY

         11.1 The risk of loss of damage to the Property by reason of any insured or uninsured casualty during the period through and including the Closing Date shall be borne by the Seller. The Seller covenants and agrees to maintain all of its existing insurance coverage upon the Property in full force and effect until the Closing Date, without material modification thereto. In the event of any "material damage," as hereinafter defined, to or destruction of the Property or any portion thereof, the Purchaser may, at its option, by Notice given to the Seller within ten (10) days after the Purchaser is notified of such material damage or destruction: (i) unilaterally terminate this Purchase Contract or (ii) proceed under this Purchase Contract with no reduction in the Purchase Price, receive any insurance proceeds due the Seller as a result of such damage or destruction (including any rent loss insurance applicable to the period from and after the Closing Date), together with the amount of any deductible with respect to such insurance proceeds, and assume responsibility for repair of the Property. If the Property is not materially damaged, then the Purchaser shall not have the right to terminate this Purchase Contract, but all insurance proceeds (including any rent loss insurance applicable to the period from and after the Closing Date), together with the amount of any deductible with respect to such insurance proceeds, shall be paid or assigned to the Purchaser and the Purchaser shall assume responsibility for such repair. For purposes of this paragraph, "material damage" means damages reasonably exceeding $500,000 to repair, as determined by an independent insurance claims adjuster doing business in the county in which the Land is located, which claims adjuster shall be reasonably satisfactory to the Seller and the Purchaser.

                                   ARTICLE 12
                           LEAD-BASED PAINT DISCLOSURE

         12.1 DISCLOSURE. The Seller and the Purchaser hereby acknowledge completion of the Lead Based Paint Disclosure form attached as Exhibit 12 hereto. The provisions of this Section 12.1 shall survive the Closing and delivery of the Deed to Purchaser.

         12.2 CONSENT AGREEMENT. Using reasonable and customary efforts, Seller shall (a) perform any testing (the "TESTING") required at the Property with respect to lead-based paint in accordance with the requirements of the Consent Agreement (the "CONSENT AGREEMENT") by and among the United States Environmental Protection Agency, the United States Department of Housing and Urban Development, and Apartment Investment and Management Company ("AIMCO"), and (b) if required under the Consent Agreement, as determined by Seller and its counsel in their sole and absolute discretion, remediate or abate (the "REMEDIATION") any lead-based paint condition at the Property prior to the Closing using reasonable and customary efforts. In the event that Seller does not complete such Testing or Remediation, if any is required under the Consent Agreement, prior to the Closing, Seller shall initiate, continue or complete such Testing or Remediation, if any is required under the Consent Agreement, promptly after Closing. Purchaser shall provide Seller with full and unimpeded access to the Property, including, without limitation, access to all units located thereon, for the purposes of completing such Testing or Remediation, if any is required under the Consent Agreement, and Purchaser shall fully cooperate with Seller regarding and allow Seller to perform such Testing or Remediation, if any is required under the Consent Agreement, as determined by Seller and its counsel in their sole and absolute discretion, including, without limitation, allowing any alterations to the Property, to comply with the Consent Agreement, until such time as such Testing or Remediation, if any is required under the Consent Agreement, has been completed. Seller shall provide 24 hours' notice to Purchaser in the event that access to a unit is required to perform such Testing or Remediation, if any is required under the Consent Agreement; provided, however, Seller's obligations hereunder after Closing shall be contingent on Purchaser's compliance herewith, and Seller shall be relieved of all liability and obligations regarding such Testing or Remediation or otherwise under the Consent Agreement, if any is required under the Consent Agreement, as a result of any failure by Purchaser to comply with this Section 14.2. Purchaser acknowledges and agrees that (1) after Closing, the Purchaser and the Property shall be subject to the Consent Agreement and the provisions contained herein related thereto; (2) after Closing, Purchaser agrees to undertake the obligations required by the Consent Agreement; (3) that Seller will need necessary access to the Property to comply with the requirements of the Consent Agreement; (4) that Purchaser will provide such access to the Property after Closing so that Seller can comply with the requirements of the Consent Agreement; and (5) that Purchaser shall not be deemed to be a third party beneficiary to the Consent Agreement. By execution hereof, Purchaser further acknowledges receipt of notice in writing of the existence of the Consent Agreement and receipt of a copy thereof. The provisions of this Section 14.2 shall survive the termination of this Purchase Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 13
                                 EMINENT DOMAIN

         13.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), the Purchaser shall have the right, at the Purchaser's option, to terminate this Purchase Contract by giving written Notice within fifteen (15) days of the Purchaser's receipt from the Seller of the occurrence of such event, or to proceed to Closing in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit of any condemnation award.

                                   ARTICLE 14
                                  MISCELLANEOUS

         14.1 EXHIBITS

               All Exhibits attached hereto are a part of this Purchase Contract for all purposes.

         14.2 ASSIGNABILITY

               This Purchase Contract is not assignable by any party hereto without obtaining the prior written approval of the non-assigning party; provided however, that either the Seller or the Purchaser shall have the right to assign this Purchase Contract to an Affiliate without the consent of the other party hereto. An "AFFILIATE" shall mean any entity which, directly or indirectly, controls or is controlled by or is under the common control of the assigning party. If either party so permits the other party to assign this Purchase Contract, the assignor party shall not be relieved of any liability hereunder.

         14.3 BINDING EFFECT

               This Purchase Contract shall be binding upon and inure to the benefit of the Seller and the Purchaser, and their respective heirs, personal representatives, successors and permitted assigns.

         14.4 CAPTIONS

               The captions, headings, and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

         14.5 NUMBER AND GENDER OF WORDS

                  Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

         14.6 NOTICES

               All notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("NOTICE") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or any other nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, (ii) if personally delivered, on the actual date of delivery, or (iii) if sent by certified mail, return receipt requested postage prepaid, on the fifth (5th) business day following the date of mailing addressed as follows:

                  If to the Seller:

                  c/o Apartment Investment and
                      Management Company
                  Stanford Place 3
                  4582 South Ulster Street Parkway
                  Suite 1100
                  Denver, Colorado 80237
                  Attn:  Derek McCandless, Esq.

                  If to the Purchaser:

                  c/o Apartment Investment and
                      Management Company
                  Stanford Place 3
                  4582 South Ulster Street Parkway
                  Suite 1100
                  Denver, Colorado 80237
                  Attn:  Ms. Martha Long

               Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

         14.7 GOVERNING LAW AND VENUE

               The laws of the state in which the Land is situated shall govern the validity, construction, enforcement, and interpretation of this Purchase Contract, unless otherwise specified herein except for the conflict of law provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court for the district in which the Land is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

         14.8 ENTIRETY AND AMENDMENTS; SURVIVAL

               This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior purchase contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

               All terms and provisions of this Purchase Contract shall be merged into the Closing documents and shall not survive Closing, unless expressly set forth to the contrary in this Purchase Contract.

         14.9 SEVERABILITY

               If any provision of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.

         14.10 MULTIPLE COUNTERPARTS

               This Purchase Contract may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one such counterparts.

         14.11 FURTHER ACTS

               In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by the Seller and the Purchaser, the Seller and the Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds, and assurances as may be necessary to, and to use their respective best efforts to consummate the transactions contemplated hereby.

         14.12 CONSTRUCTION

               No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

         14.13 TIME OF THE ESSENCE

               It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.

         14.14 CUMULATIVE REMEDIES AND WAIVER

               No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies herein conferred or referred, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Purchase Contract shall be established by conduct, custom, or course of dealing.

         14.15 TIME PERIODS

               Should the last day of a time period fall on a Saturday or Sunday or Federal or legal holiday in the state in which the Land is located, the next Business Day thereafter shall be considered the end of the time period.

         14.16 CONFIDENTIALITY

               The parties shall not disclose the terms and conditions contained in this Purchase Contract and shall keep the same confidential; provided, however, that notwithstanding the foregoing, either party may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to consummate the transactions contemplated by this Purchase Contract or any financing relating thereto, or (iii) to Purchaser's or Seller's lenders, partners, attorneys and accountants. Neither party hereto shall make any public statements or announcements, or issue any press releases, relating to the transactions contemplated hereby without the prior approval of the other party hereto (unless such statement, announcement, or press release is required by any applicable securities law or any rule or regulation of the New York Stock Exchange, in which case such prior approval is not required).

         14.17 WAIVER

         Any provision of this Agreement may be waived at any time, from time to time, or for a period of time by a writing executed by the party entitled to waive such provision pursuant to the terms hereof or, if no party is entitled to waive such provision pursuant to the terms hereof, by the parties hereto.

         14.18 RADON GAS.

         Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in the state of Florida. Additional information regarding radon and radon testing may be obtained from the county health department in which the Property is located.

         14.19 ENERGY EFFICIENCY.

         Purchaser may have the building's energy efficiency rating determined. Seller has, simultaneously with the execution hereof, delivered to Purchaser a copy of the Florida Building Energy Efficiency Rating System pamphlet prepared by the State of Florida Department of Community Affairs.

                                   ARTICLE 15
                            OPERATION OF THE PROPERTY

         15.1 During the period of time from the Effective Date to the Closing Date, in the ordinary course of business the Seller may enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease without first obtaining the written consent of the Purchaser.

         15.2 Except as specifically set forth in this ARTICLE 15, the Seller shall operate the Property after the Effective Date in the ordinary course of business, and except as necessary in the Seller's sole discretion to address any life or safety issue at the Property, the Seller will not make any material alterations to the Property or remove any of the Fixtures and Tangible Personal Property without the prior written consent of the Purchaser which consent shall not be unreasonably withheld, denied or delayed.

                                   ARTICLE 16
                                APPRAISAL RIGHTS

         The Seller and the Purchaser agree to provide limited partners of the Seller with contractual dissenters' appraisal rights that are based upon to the dissenters' appraisal rights afforded to shareholders in corporate mergers under the corporation laws of the state of the Seller's organization. Any additional consideration to be paid to any limited partner of the Seller in connection therewith will be paid by the Purchaser as additional consideration hereunder. Notwithstanding, anything to the contrary contained herein, the terms and conditions of this Article 16 shall survive Closing.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         NOW WHEREFORE, the parties hereto have executed this Purchase Contract under seal as of the date first set forth above.

                                                             SELLER:
Date of Execution:  _________________
                                                             U.S. REALTY PARTNERS LIMITED
                                                             PARTNERSHIP, a Delaware limited partnership

                                                             By:  U.S. Realty I Corporation, its Corporate
                                                                  General Partner

                                                                  By:
                                                                      ----------------------------
                                                                  Print Name:
                                                                  Title:

                                                                      [CORPORATE SEAL]
Date of Execution:  _________________                        PURCHASER:

                                                             TWIN LAKES ASSOCIATES, L.P.


                                                             By:  AIMCO Holdings, L.P., its General Partner

                                                                  By:  AIMCO Holdings QRS, Inc., its General
                                                                       Partner

                                                                  By:
                                                                      ----------------------------
                                                                  Print Name:
                                                                  Title:

                                                                      [CORPORATE SEAL]
                                                             PURCHASER'S TAX IDENTIFICATION NUMBER:


                                                             -----------------------------------------------

                                    EXHIBIT A

                            LEGAL DESCRIPTION OF LAND

A parcel of land lying in the East 1/2 of the Southwest 1/4 of Section 7, Township 28 South, Range 16 East, Pinellas County, Florida, and being more particularly described as follows:

Commence at the Southeast corner of the Northeast 1/4 of the Southwest 1/4 of
Section 7, Township 28 South, Range 16 East, Pinellas County, Florida, run thence North 89 degrees 32' 22" West, 100 feet to a point in the westerly right of way line of U.S. Highway 19 (State Road 55) for a Point of Beginning; run thence North 89 degrees 45' 03" West, a distance of 915.44 feet along said South boundary of the Northeast 1/4 of the Southwest 1/4 of Section 7; thence run North 0 degrees 05' 49" East, a distance of 270.00 feet along a line lying
344.89 feet East of and parallel to the West boundary of the Northeast 1/4 of the Southwest of 1/4 Section 7; run thence North 89 degrees 43' 48" West, a distance of 344.89 feet along a line lying 270.00 feet North of and parallel to the South boundary of the Northeast 1/4 of the Southwest 1/4 of said Section 7 to a point in the West boundary of the Northeast 1/4 of the Southwest 1/4 of said Section 7; run thence North 0 degrees 05' 49" East, a distance of 1164.42 feet along said West boundary of the Northeast 1/4 of the Southwest 1/4 of said
Section 7 to the Northwest corner of the Northeast 1/4 of the Southwest 1/4 of said Section 7; run thence South 87 degrees 45' 07" East, a distance of 685.05 feet along the North boundary of the Southwest 1/4 of said Section 7 to the Northwest 1/4 of the Northeast 1/4 of the Southwest 1/4 of said Section 7; run thence South 0 degrees 39' 51" West, a distance of 132.00 feet; run thence 1 degree 07' 45" West, a distance of 368.28 feet to the Northwest corner of land conveyed to The Commons at Twin Lakes, Ltd., in deed recorded in O.R. Book 6023, page 320, Pinellas County, Records, thence South 00 degrees 27' 38" West, 450.00 feet along the West boundary of said lands; thence South 89 degrees 32' 22" East, 589.48 feet along the South boundary of said land, to a point on the West right of way line of U.S. Highway 19; thence South 00 degrees 27' 38" West,
458.25 feet along said West right of way line to the Point of Beginning.

TOGETHER WITH a perpetual non-exclusive easement for fire and other emergency vehicles in, to, over and across the Egress Parcel, as more particularly defined and described in that certain Reciprocal Easement Agreement recorded in O.R. Book 6023, page 342, Public Records of Pinellas County, Florida.

                                   EXHIBIT "B"

                              PERMITTED EXCEPTIONS


1.       All matters of public record.

2.       All matters that would be shown by a current and accurate survey.

3.       Rights of tenants, as tenants only, under unrecorded leases.

4.       Real estate and property taxes.

                                 EXHIBIT 6.2.1.2

                              FORM OF BILL OF SALE

         This Bill of Sale (this "ASSIGNMENT") made this ____ day of ________, 2004 is executed by U.S. REALTY PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership (the "SELLER"), in favor of TWIN LAKES ASSOCIATES, L.P., a Delaware limited partnership (the "PURCHASER").

         The Seller and the Purchaser have entered into that certain Purchase and Sale Contract dated September ____, 2004 (the "PURCHASE CONTRACT"), in which the Seller has agreed to sell and the Purchaser has agreed to purchase the real property described in Exhibit A attached thereto and the improvements located thereon (collectively, the "PROJECT").

         Pursuant to the Purchase Contract, the Seller has agreed to assign, without recourse or warranty, to the Purchaser all of the Seller's right, title and interest, if any, in and to the Property (as hereinafter defined).

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Purchaser agree as follows:

         1. As used herein, the term "PROPERTY" shall mean the following property to the extent said property is owned by the Seller and used in, held for use in connection with, or necessary for the operation of the Project:

                  a. Property Contracts. All of the Seller's rights and interests in and to purchase orders, maintenance, service or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of the Project, but only to the extent transferable.

                  b. Leases. All of the Seller's rights and interests in and to leases, subleases, and other occupancy agreements, whether or not of record, which provide for use or occupancy of space or facilities on or relating to the Project.

                  c. Permits. All of the Seller's rights and interests in and to all licenses or permits granted by governmental authorities having jurisdiction over the Project in respect of the matter to which the applicable license or permit applies and owned by the Seller and used in or relating to the ownership, occupancy or operation of the Project, but only to the extent transferable.

                  d. Fixtures and Tangible Personal Property. All of the Sellers rights and interests in and to all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property now located on the Project or in the improvements thereon and used in connection with any present or future occupation or operation of all or any part of the Project, but only to the extent transferable.

         2. Assignment. The Seller hereby assigns, sells and transfers, without recourse or warranty, to the Purchaser all of the Seller's right, title and interest, if any, in and to the Property, subject to any rights of consent as provided therein.

         3. Assumption. The Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property and agrees to perform all of the covenants and obligations of the Seller thereunder.

         4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

         5. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

         6. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the state in which the Project is located, without reference to the conflict of law provisions thereof.

         7. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

         8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

         9. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, THE SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROJECT IS LOCATED.

WITNESS the signatures of the undersigned.


                                     SELLER:

                                     U.S. REALTY PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

                                     By: U.S. Realty I Corporation,
                                         its Corporate General Partner

                                         By:
                                             ----------------------------------
                                         Print Name:
                                         Title:



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PRECEDING PAGE]


                                        PURCHASER:

                                        TWIN LAKES ASSOCIATES, L.P.

                                        By: AIMCO Holdings, L.P., its General
                                            Partner

                                            By:  AIMCO Holdings QRS, Inc., its
                                                 General Partner

                                                 By:
                                                    ---------------------------
                                                    Print Name:
                                                    Title:

                                 EXHIBIT 6.2.1.3

                               GENERAL ASSIGNMENT

         This General Assignment (this "ASSIGNMENT") made this ____ day of ________, 2004 is executed by U.S. REALTY PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership (the "SELLER"), in favor of TWIN LAKES ASSOCIATES, L.P., a Delaware limited partnership (the "PURCHASER").

         The Seller and the Purchaser have entered into that certain Purchase and Sale Contract dated September ___, 2004 (the "PURCHASE CONTRACT"), in which the Seller has agreed to sell and the Purchaser has agreed to purchase the real property described in Exhibit A attached thereto and the improvements located thereon collectively, the "PROJECT").

         Pursuant to the Purchase Contract, the Seller has agreed to assign, without recourse or warranty, to the Purchaser all of the Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets (as hereinafter defined).

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Purchaser agree as follows:

         1. As used herein, the term "MISCELLANEOUS PROPERTY ASSETS" means all contract rights; leases; concessions; warranties; plans; drawings; the residual receipts account; any capital replacement, repair or other reserves held by the Seller or any other party on behalf of or for the benefit of the Seller, with respect to the Project; receivables; cash or other funds, whether in petty cash or house banks, or on deposit in bank accounts or in transit for deposit; refunds, rebates or other claims, or any interest thereon; utility and similar deposits; insurance or other prepaid items; the Seller's books and records; escrows held by Mortgagee for real property taxes, insurance and mortgage insurance premiums; the Management Contract; and other items of intangible personal property relating to the ownership or operation of the Project and owned by the Seller.

         2. Assignment. The Seller hereby assigns, sells and transfers, without recourse or warranty, to the Purchaser all of the Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, subject to any rights of consent as provided therein.

         3. Assumption. The Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Miscellaneous Property Assets and agrees to perform all of the covenants and obligations of the Seller thereunder arising on or after the date hereof. The Seller agrees to be responsible for matters which may arise in connection with the Miscellaneous Property Assets arising prior to the date hereof.

         4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

         5. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

         6. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the state in which the Project is located, without reference to the conflict of law provisions thereof.

         7. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

         8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

         9. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, THE SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROJECT IS LOCATED.

WITNESS the signatures of the undersigned.


                                     SELLER:

                                     U.S. REALTY PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

                                     By:  U.S. Realty I Corporation,
                                          its Corporate General Partner

                                          By:
                                              ---------------------------------
                                          Print Name:
                                          Title:



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PRECEDING PAGE]


                                  PURCHASER:

                                  TWIN LAKES ASSOCIATES, L.P.


                                  By: AIMCO Holdings, L.P., its General Partner

                                      By:  AIMCO Holdings QRS, Inc.,
                                           its General Partner

                                           By:
                                              --------------------------------
                                           Print Name:
                                           Title:

                                 EXHIBIT 6.2.1.4

                    FORM OF RELEASE AND ASSUMPTION AGREEMENT



         THIS RELEASE AND ASSUMPTION AGREEMENT (this "Agreement") made as of _________ __, 2004, by and among ________________________________________
(hereinafter referred to as the "Holder"), U.S. REALTY PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as the "Seller"), and TWIN LAKES ASSOCIATES, L.P., a Delaware limited partnership (hereinafter referred to as the "Purchaser").

                                   WITNESSETH:

         WHEREAS, to secure the Seller's obligation to repay a loan in the original principal amount of $___________ (the "Loan"), evidenced by a Note (the "Note") in the original principal amount of the Loan, the Seller executed and delivered a ____________________ (together with all instruments given to evidence and secure the Loan, the "Mortgage") dated ________________, recorded at Document __________ of the _________ County, ______________records, pertaining to certain real property known as (the "Property"), which is more particularly described in Exhibit A attached hereto and incorporated by this reference herein;

         NOW, THEREFORE, in consideration of the sale of the Property from the Seller to the Purchaser and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Purchaser agrees to assume, except as limited below, and to be bound by the Mortgage and Note as follows:

         1. The Purchaser does not assume personal liability for payments due under the Mortgage and the Note, or for matters not under its control.

              The Purchaser shall be bound by said Mortgage and Note, subject to the foregoing limitations of personal liability from and after the date of this Agreement to the same extent as if it had been an original party to said instruments and accepts and agrees to perform all of the obligations of the Seller under and pursuant to the Mortgage, including but not limited to, (i) permitting inspections of the property, (ii) providing tax identification numbers, (iii) keeping the property in good repair, (iv) neither allowing nor committing any waste or nuisance thereon, and (v) neither permitting nor committing any unauthorized secondary financing or transfers of the Property.

         2. Nothing herein contained shall in any way impair the Mortgage, Note, or any other security instrument now held for said indebtedness, or alter, waive, annul, vary or affect any provision, condition or covenant therein, except as herein provided. Except as otherwise specifically provided herein, Holder and the Purchaser will be bound by, and comply with, all the terms and provisions of both the Mortgage, Note, and any security now held for said indebtedness, as amended by this Agreement.

         3. The Purchaser and Holder do hereby release the Seller from the Mortgage and Note, and do hereby agree to hold the Seller harmless from and against any claims, demands or causes of action, arising out of or by virtue of the Mortgage and Note, which are based upon facts or circumstances occurring after the date of this Agreement.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.


WITNESS/ATTEST:                                  PURCHASER:

                                                 TWIN LAKES ASSOCIATES, L.P.
-----------------------

                                                 By:  AIMCO Holdings, L.P., its General Partner

                                                      By:  AIMCO Holdings QRS, Inc., its General
                                                           Partner

                                                           By:
                                                               ------------------------------------
                                                           Print Name:
                                                           Title:


WITNESS/ATTEST:                                  SELLER:

                                                 U.S. REALTY PARTNERS LIMITED PARTNERSHIP, a Delaware
-----------------------                          limited partnership

                                                 By:  U.S. Realty I Corporation, its Corporate
                                                      General Partner

                                                      By:
                                                          ------------------------------------
                                                      Print Name:
                                                      Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



                                             HOLDER:

WITNESS/ATTEST:
                                             -----------------------------------

---------------------
                                             By:
                                                      --------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                 ACKNOWLEDGMENT
                                    (SELLER)


STATE OF COLORADO                   )
                                    )s.
COUNTY OF DENVER                    )

         Before me, a Notary Public in and for said County and State, personally appeared ___________ , the ____________ of _____________ , that is the general partner of _____________ , a ______________ limited partnership, that is the managing general partner of _______________ , a _____________ limited partnership, who acknowledged execution of the foregoing instrument for and on behalf of said partnerships.

         WITNESS my hand and Notarial Seal this ____ day of _______________, 2004.

                                               _____________________________
                                                          Notary Public

                                               Printed: ____________________

My Commission Expires: __________________

My County of Residence is: ______________

                                 ACKNOWLEDGMENT
                                   (PURCHASER)


STATE OF COLORADO                   )
                                    )s.
COUNTY OF DENVER                    )

         Before me, a Notary Public in and for said County and State, personally appeared _____________, the ____________of _______________, that is the general partner of _____________, a _____________ limited partnership, that is the managing general partner of ____________________, a limited partnership, who acknowledged execution of the foregoing instrument for and on behalf of said partnerships.

         WITNESS my hand and Notarial Seal this ____ day of _______________, 2004.

                                                   ____________________________
                                                            Notary Public

                                               Printed: _______________________

My Commission Expires: ___________________

My County of Residence is:  ______________

                                 ACKNOWLEDGMENT
                                    (HOLDER)



STATE OF COLORADO                   )
                                    )s.
COUNTY OF DENVER                    )

         Before me, a Notary Public in and for said County and State, personally appeared _____________________, the ________________ of ____________________ who
acknowledged execution of the foregoing instrument for and on behalf of said
______________.

         WITNESS my hand and Notarial Seal this ______ day of _____________, 2004.

                                               ------------------------------
                                                            Notary Public

                                               Printed:
                                                        ------------------
My Commission Expires:
                       ------------------
My County of Residence is:
                           --------------

                                   EXHIBIT 12

                           LEAD-BASED PAINT DISCLOSURE


         Every purchaser of any interest in residential property on which a residential dwelling was built prior to 1978 is notified that such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligence quotient, behavioral problems, and impaired memory. Lead poisoning also poses a particular risk to pregnant women. The seller of any interest in residential real property is required to provide the buyer with any information on lead-based paint hazards from risk assessments or inspections in the seller's possession and notify the buyer of any known lead-based paint hazards. A risk assessment or inspection for possible lead-based paint hazards is recommended prior to purchase.

         1. Except as set forth in Exhibit A attached hereto, the Seller has no knowledge of the presence of lead-based paint and/or lead-based paint hazards in the housing located on the Land. To the best of the Seller's knowledge, except as set forth in Exhibit B attached hereto, there are no records or reports available to the Seller pertaining to lead-based paint and/or lead-based paint hazards in the housing located on the Land.

         2. The Purchaser affirms that it has received from the Seller the pamphlet Protect your Family from Lead in Your Home.

         3. The Purchaser affirms that it has received the opportunity to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards required by 24 CFR Section 35.90(a).

         The Seller and the Purchaser hereby certify that, to the best of their knowledge, their respective statements made above are accurate.

                                         PURCHASER:

                                         TWIN LAKES ASSOCIATES, L.P.


                                         By:  AIMCO Holdings, L.P.,
                                              its General Partner

                                              By:  AIMCO Holdings QRS, Inc.,
                                                   its General Partner

                                                    By:
                                                       ------------------------
                                                    Print Name:
                                                    Title:

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                     SELLER:

                                     U.S. REALTY PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

                                     By:  U.S. Realty I Corporation,
                                          its Corporate General Partner

                                          By:
                                              --------------------------------
                                          Print Name:
                                          Title:

                           LEAD BASED PAINT DISCLOSURE

                                    EXHIBIT A


                                [To Be Provided]

                           LEAD BASED PAINT DISCLOSURE

                                    EXHIBIT B


                                [To Be Provided]